Long-term investments, net	12 Months Ended
Dec. 31, 2025
Long-term investments, net
Long-term investments, net

9.    Long-term investments, net

The Group’s long-term investments primarily consist of equity investments without readily determinable fair value and debt investments accounted for at fair value (Note 2(o)). The following table sets forth a breakdown of the categories of long-term investments (in thousands):

	As of December 31,
	2024	2025
	RMB	RMB
Equity investments accounted for using the measurement alternative	51,176	140,959
Debt investments accounted for at fair value	—	17,521
Total	51,176	158,480

The following table summarizes the changes in the Group’s equity investments accounted for using the measurement alternative for the years ended December 31, 2024 and 2025 (in thousands):

	For the Year Ended December 31,
	2024	2025
	RMB	RMB
Balance at the beginning of the year	44,621	51,176
Additions	6,555	—
Disposals	—	(52,773)
Fair value re-measurement	—	142,556
Balance at the end of the year	51,176	140,959

During the year ended December 31, 2025, the Group identified an observable price change in the disposals of certain portion of its investments in a privately held company, which were deemed as orderly transactions for the identical or similar investment of the same issuer. Accordingly, the remaining investments held by the Group in that privately held company were re-measured at fair value as of the date that the observable transaction occurred. The Group recognized RMB101.4 million unrealized gains as a result of re-measuring the fair value, which is reported as investment income in the consolidated statements of operations and comprehensive loss.